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                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Davel Communications, Inc.'s previously filed Registration Statement File No. 333-52616.


Tampa, Florida
March 27, 2002